                                                                   EXHIBIT 10.10



                              AMENDED AND RESTATED
                             SHAREHOLDERS' AGREEMENT




                                 October 6, 1997




                                      among

                         American Italian Pasta Company

                                       and

                           Certain of its Shareholders



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         THIS AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT dated as of October
6, 1997 ("Agreement") is by and among American Italian Pasta Company, a Delaware corporation (the "Company"), and each of the other signatories listed on the signature pages hereof.

                               W I T N E S E T H:

         WHEREAS, the Company, The Morgan Stanley Leveraged Equity Fund II, L.P., a Delaware limited partnership ("MSLEF II"), Morgan Stanley Capital Partners III, L.P. ("MSCP"), Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., each a Delaware limited partnership (collectively, the "MSCP Funds" and, together with MSLEF II, collectively, the "MS Shareholders"), and each of the other signatories hereto are parties to a Shareholders Agreement dated as of October 30, 1992 (the "Original Agreement"), as amended by Amendment No. 1 to Shareholders Agreement dated as of March 8, 1995, Amendment No. 2 to Shareholders Agreement dated as of April 13, 1995, and Amendment No. 3 to Shareholders Agreement dated as of April 15, 1997 (as so amended, the "Amended Original Agreement");

         WHEREAS, the Shareholders (as defined below) presently own the number of shares of Class A common stock, par value $.01 per share (the "Old Class A Common Stock"), and/or shares of common stock, no par value per share (the "Old Common Stock" and with the Old Class A Common Stock collectively, the "Old Stock"), of the Company set forth opposite their respective names on Exhibit A attached to this Agreement;

         WHEREAS, the Company expects to consummate its IPO (as defined herein) shortly following the date hereof;

         WHEREAS, prior to its IPO, the Company will amend and restate its Certificate of Incorporation and effect a recapitalization (the "Recapitalization") pursuant to which (i) each outstanding share of Old Class A Common Stock and Old Common Stock will be converted into 6.132043 shares of the Class A Convertible Common Stock, par value $.001 per share, of the Company (the "Class A Common Stock");

         WHEREAS, the MS Shareholders have informed the Company that upon the consummation of the IPO they intend to convert such number of their shares of Class A Common Stock into shares of the Class B Convertible Non-Voting Common Stock, par value $.001 per share, of the Company (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock") so that, following such conversion, the MS Shareholders will own, in the aggregate, 49% of the outstanding Class A Common Stock.

         WHEREAS, in connection with the IPO, the Company and the Shareholders wish to further amend and restate in its entirety the Amended Original Agreement; and

         WHEREAS, the execution of this Agreement constitutes the consent of the Company and each of the Shareholders to the amendment and restatement of the Amended Original Agreement effective immediately after the IPO Closing (as defined below), thereby binding each


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Shareholder to this Agreement in accordance with Section 7.4 of the Amended
Original Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. (a) The following terms, as used in this Agreement, have the following meanings:

         "Adverse Person" means, as determined in the sole discretion of the Board, (i) any transferee that intends to cause, or is reasonably likely to cause, or whose ownership of Common Stock would cause an adverse impact on the business, interests or prospects of the Company or any Shareholder or (ii) any transferee that is a competitor or supplier of the Company or an Affiliate of any such competitor or supplier.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided that no shareholder of the Company shall be deemed an Affiliate of any other shareholder solely by reason of any investment in the Company. For the purpose of this definition, the term "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Affiliated Employee Benefit Trust" means any trust that is a successor to the assets held by a trust established under an employee benefit plan subject to ERISA or any other trust established directly or indirectly under such plan or any other such plan having the same sponsor.

         "Baum Fund" means George K. Baum Group, Inc, George K. Baum Capital Partners, L.P., or George K. Baum Employee Equity Fund, L.P.

         "Baum Affiliate" means any Person included within the definition of "Baum Fund", or any Affiliate of such Person.

         "Board" means the board of directors of the Company.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "Business Plan" has the meaning specified in Section 2.5(b) of this Agreement.

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         "Bylaws" means the bylaws of the Company, as amended from time to time.

         "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as amended from time to time.

         "Chairman" means the chairman of the board of directors of the Company.

         "Chief Executive Officer" means the chief executive officer of the Company.

         "Citicorp" means Citicorp Venture Capital, Ltd. or CCT III Partners,
L.P.

         "Class A Common Stock" has the meaning specified in the recitals to this Agreement.

         "Class B Common Stock" has the meaning specified in the recitals to this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" has the meaning specified in the recitals to this Agreement.

         "Confidential Information" has the meaning specified in Section 6.1(b) of this Agreement.

         "Director" means any member of the Board.

         "Disadvantageous Condition" has the meaning specified in Section 5.1(a) of this Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Existing Shareholders" means Thompson and Citicorp.

         "Fully Diluted" means, with respect to Common Stock, all outstanding shares of Common Stock, shares of Common Stock issuable in respect of securities convertible into or exchangeable for Common Stock, and shares of Common Stock issuable upon exercise of stock appreciation rights or options, warrants and other rights to purchase or subscribe for Common Stock or securities convertible into or exchangeable for Common Stock.

         "IPO" means the Company's first Underwritten Offering.

         "IPO Closing" means the consummation of the IPO.

         "IPO Closing Date" means the date of the IPO Closing.

         "Losses" means any losses, claims, damages, liabilities or expenses.

                                       -3-

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         "Major Acquisition" means strategic acquisition of, or investment in the assets or a business of, another Person, which acquisition or investment has a fair market value of at least $30 million.

         "Maximum Offering Size" has the meaning specified in Section 5.1(f) of this Agreement.

         "Minority Selling Shareholders" means, with respect to any registration of Registrable Stock under the Securities Act, the Minority Shareholders who exercise their rights under Sections 5.1(a), 5.1(b) or 5.2 of this Agreement to have Registrable Stock included in such registration.

         "Minority Shareholders" means the Shareholders and their Permitted Transferees, other than the MS Shareholders and the Permitted Transferees of the MS Shareholders.

         "MS Percentage" means, as of any date, a fraction, the numerator of which equals the aggregate number of shares of Common Stock transferred prior to such date by the MS Shareholders and their Permitted Transferees and the denominator of which equals the number of shares of Common Stock owned on the date hereof by the MS Shareholders and their Permitted Transferees.

         "MS Selling Shareholders" means, with respect to any registration of Registrable Stock under the Securities Act, the MS Shareholders who exercise their rights under Sections 5.1(a), 5.1(b) or 5.2 of this Agreement to have Registrable Stock included in such registration.

         "MS Shareholder" has the meaning specified in the recitals to this Agreement.

         "Old Stock" has the meaning specified in the recitals to this Agreement.

         "Partial Subsidiary" means any Subsidiary of the Company of which less than 100% of the capital stock is directly or indirectly owned by the Company.

         "Permitted Transferee" means:

                  (i) in the case of any MS Shareholder, (w) any general or limited partner of any MS Shareholder (a "MS Partner"), and any corporation, partnership, Affiliated Employee Benefit Trust or other entity which is an Affiliate of any MS Partner (collectively, the "MS Affiliates"), (x) any managing director, general partner, director, limited partner, officer or employee of a MS Shareholder or a MS Affiliate (collectively, "MS Associates"), (y) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any MS Associate and (z) a trust, the beneficiaries of which, or a corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which, include only MS Shareholders, MS Affiliates, MS Associates, their spouses or their lineal descendants;

                  (ii) in the case of any Minority Shareholder who is a natural person, (x) a Person to whom Shares are transferred from such Minority Shareholder (A) by will or the laws of descent and distribution or (B) by gift without consideration of any kind; provided that such transferee is the lineal descendant or spouse of a Person who is a signatory to this Agreement, or (y) a trust, each primary beneficiary of which is the spouse or lineal descendant of such Minority Shareholder or his Permitted Transferees under clause (x) above;


                  (iii) in the case of Thompson Holdings, L.P., (x) any Person included in the definition of "Thompson", (y) a Person to whom Shares are transferred by gift without consideration of any kind; provided that such transferee is the lineal descendant or spouse of Richard C. Thompson, or (z) a trust, each primary beneficiary of which is the spouse or lineal descendant of Richard C. Thompson or a Permitted Transferee under clause (y) above;


                  (iv)  in the case of any Shareholder, the Company;

                  (v) in the case of any Baum Fund, any Baum Affiliate, and, effective as of any date after December 31, 1998, (x) any partner or member of such Baum Fund; provided that at no time shall the number of Shares transferred pursuant to this clause (x), when added to the aggregate number of Shares transferred pursuant to this clause (x) or sold by all Baum Affiliates during the preceding 90 days, exceed the maximum number of shares of Common Stock that could then be sold by all Baum Affiliates in accordance with the then-applicable volume limitations of Rule 144(e) (or any successor provision) under the Securities Act, if any, or (y) any partner or member of any Baum Fund in connection with any distribution of all or substantially all of the net assets of such Baum Fund to its partners or members, as applicable;

                  (vi) in the case of Excelsior Investors, L.L.C., any Person who is a member thereof on the date of this Agreement;

                  (vii) in the case of Citicorp, a Person that is an Affiliate of Citicorp, it being understood that for purposes of this provision, in the case of Citicorp or its Permitted Transferees, a trust established under ERISA which is an Affiliate of Citicorp or an Affiliated Employee Benefit Trust shall be deemed an Affiliate of Citicorp or its Permitted Transferees;

                  (viii) in the case of CCT III Partners, L.P. ("CCT"), effective as of any date after December 31, 1998, any partner of CCT in connection with any distribution of all or substantially all of the net assets of CCT to its partners;

                  (ix) any Person with respect to which the Board, in its sole discretion, shall have adopted a resolution (whether before or after the date of this Agreement) stating that the Board has no objection if a transfer of Shares is made to such Person; provided, in the case of any such resolution adopted on or after the date of this Agreement, that if the MS

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         Shareholders shall at the time of such adoption beneficially own, in the aggregate, shares of Common Stock representing at least 10% of the shares of Common Stock then outstanding (on a Fully Diluted basis), the MS Shareholders shall in their sole discretion have approved such resolution; or

                  (x) in the case of JSS Management Company, Ltd., (x) James A. Schlindwein, or (y) any general or limited partner of JSS who is a spouse or lineal descendant of James A. Schlindwein.

         "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Principal Subsidiary" has the meaning specified in Section 2.1(a) of this Agreement.

                  "Recapitalization" has the meaning specified in the recitals to this Agreement.

         "Registrable Stock" means any Shares until the first to occur of (i) a registration statement covering such Shares has been declared effective by the SEC and such Shares have been disposed of pursuant to such effective registration statement, (ii) such Shares have been sold in compliance with all of the applicable conditions of Rule 144, (iii) such shares are eligible to be sold pursuant to Rule 144(k), or (iv) such Shares have otherwise been transferred, the Company has delivered a new certificate or certificates for such Shares not bearing the legend required pursuant to this Agreement and such Shares may be resold without registration under the Securities Act.

         "Registration Expenses" means (i) all SEC, stock exchange or NASDAQ registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Shares), (iii) printing expenses, (iv) internal expenses of the Company (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including any costs associated with the delivery by independent certified public accountants of a comfort letter or letters requested pursuant to Section 5.4(h) hereof), (vi) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of no more than one counsel for all of the Selling Shareholders, (viii) fees payable to the National Association of Securities Dealers, Inc and (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities in firm-commitment underwritings; provided, however, that the term "Registration Expenses" shall not include any (w) underwriting or brokerage fees, discounts or commissions, (x) transfer taxes, (y) out-of-pocket expenses of the Selling Shareholders (or of the agents who manage their accounts) or (z) any fees and expenses of underwriters' counsel (other than pursuant to clause (ii) of this paragraph); provided, further, that the counsel for the Selling Shareholders contemplated by clause (vii) of this definition shall be selected by the Selling Shareholders

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beneficially owning a majority of the Shares to be sold for the account of all
Selling Shareholders, but in any event shall be reasonably acceptable to the Company.


        "Registration statement" means a registration statement under the Securities Act.

        "Representatives" has the meaning specified in Section 6.1(b) of this Agreement.

        "Rule 144" means Rule 144 (or any successor provision) under the Securities Act.

        "SEC" means the Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Selling Shareholders" means the Minority Selling Shareholders and the MS Selling Shareholders.

        "Schroeder" means Horst W. Schroeder and each of his Permitted Transferees in respect of Shares transferred before or after the date hereof.

         "Schroeder Allotment" means, subject to adjustment from time to time pursuant to Section 7.1, (i) with respect to calendar year 1997, 28,323 shares of Common Stock; (ii) with respect to calendar year 1998, 35,000 shares of Common Stock minus the number of shares of Common Stock transferred by Schroeder in 1997; (iii) with respect to calendar year 1999, 58,494 shares of Common Stock minus the aggregate number of shares of Common Stock transferred by Schroeder in 1997 and 1998 and (iv) with respect to the calendar year 2000, 79,544 shares of Common Stock, minus the aggregate number of shares of Common Stock transferred by Schroeder in 1997, 1998 and 1999.

         "Schroeder Percentage" means, as of any date, a fraction, the numerator of which shall equal the aggregate number of shares of Common Stock transferred prior to such date by Schroeder and the denominator of which shall equal the number of shares of Common Stock owned on the date hereof by Schroeder.

         "Shareholder" means each Person (other than the Company) who shall be a party to this Agreement, whether in connection with the execution and delivery hereof as of the date hereof, pursuant to Section 7.4 or otherwise, so long as such Person shall beneficially own any Shares.

         "Shares" means, with respect to a Shareholder, all shares of Common Stock held by such Shareholder, whether acquired before, on or after the date of this Agreement, including without limitation all shares of Common Stock issued upon the conversion of shares of Old Stock owned by such Shareholder pursuant to the Recapitalization. In the event of a stock dividend or distribution, or any change in the Common Stock by reason of any stock dividend, split-up, recapitalization, combination, conversion, exchange of shares or the like, the term "Shares" shall from and after the record date for such dividend, distribution, split-up, recapitalization, combination, conversion, exchange or the like, also include any and all such stock dividends and distributions and any and all shares into which or for which any or all of the Shares may be changed or exchanged.

         "Significant Action" means:

                  (i) the appointment or removal, with or without cause, of the Chairman of the Board;

                  (ii) any merger, consolidation or other similar business combination to which the Company or any of its Subsidiaries is a party; except for any such merger, consolidation or business combination which both (x) involves a Subsidiary of the Company as a party and (y) would be a Major Acquisition but for the failure of such merger, consolidation or business combination, as applicable, to equal or exceed the monetary threshold specified in the definition of "Major Acquisition".

                  (iii) any sale, lease, exchange, transfer or other disposition, directly or indirectly, in a single transaction or series of related transactions, of a majority of the tangible assets of the Company and its Subsidiaries taken as a whole;

                  (iv) except for (A) the exercise or grant of stock options, restricted stock, phantom stock, stock appreciation rights or similar rights or interests pursuant to employee or director benefit plans of the Company or any of its Subsidiaries or (B) the conversion, exchange or exercise of any securities outstanding on the date hereof that are convertible into, exchangeable for or exercisable for capital stock of the Company, any increase or reduction in the authorized capital of the Company or any Partial Subsidiary, or any recapitalization of the Company or any Partial Subsidiary, or the creation of any additional class of capital stock of the Company or any Partial Subsidiary, or the sale, issuance, distribution, exchange, purchase or redemption of shares of capital stock of the Company or any Partial Subsidiary, or phantom equity, stock appreciation and similar interests and rights (or any securities convertible into or exchangeable for capital stock of the Company or any Partial Subsidiary or phantom equity, stock appreciation and similar interests and rights) or any rights, warrants or options to purchase, subscribe for or acquire any such capital stock or convertible or exchangeable securities or phantom equity, stock appreciation and similar interests and rights of the Company or any Partial Subsidiary;

                  (v) any amendment, modification or repeal of any provision of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries or any change in the jurisdiction of incorporation of the Company or any of its Subsidiaries;

                  (vi) the approval of any dissolution or plan of liquidation of the Company or any of its Subsidiaries;

                  (vii) the authorization of any general assignment by the Company or any of its Subsidiaries for the benefit of creditors or of the institution by the Company or any of its Subsidiaries of any proceeding to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, dissolution, protection, relief, or composition of the Company or any of its Subsidiaries or their respective debts under any existing or future law of any jurisdiction relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for the Company, any of its Subsidiaries or for any substantial part of their respective properties;

                  (viii) the declaration or making of any provision for payment of, or the setting aside of assets with respect to, any dividend or other distribution (in cash, securities or other property) by the Company or any Partial Subsidiary with respect to any capital stock of the Company or Partial Subsidiary or any redemption or repurchase of any such capital stock, except for (A) dividends on Common Stock payable in the form of Common Stock and (B) repurchases of capital stock of the Company or any Partial Subsidiary pursuant to the terms of employee or director benefit plans or employment agreements;

                  (ix) the creation, issuance, assumption, guarantee or incurrence by the Company in any one transaction or series of related transactions of any indebtedness or the making of any advance or loan to any Person, that increases the aggregate amount of indebtedness, loans, advances and guarantees of the Company to an amount that is at least $30 million greater than the sum of (A) aggregate amount of such indebtedness, loans, advances and guarantees outstanding on the date of this Agreement and (B) the aggregate amount of availability remaining under all credit facilities of the Company as of the date of this Agreement;

                  (x) the termination of the engagement of Ernst & Young LLP as the independent auditors for the Company and its Subsidiaries or the selection of any other public accounting firm as the independent auditors for the Company and its Subsidiaries;

                  (xi)  any Major Acquisition;

                  (xii) any acquisition or construction of a new pasta production facility by the Company or any of its Subsidiaries with an aggregate cost of at least $30 million;

                  (xiii)  any adoption of a shareholder rights plan; or

                  (xiv)  any commitment to do any of the foregoing actions.

         "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by a company.

         "Subsidiary Board" means the board of directors of any Principal Subsidiary.

         "Subsidiary Director" shall have the meaning set forth in Section 2.1(a) of this Agreement.

         "Third Party" means a prospective purchaser of Shares in an arm's-length transaction from a Shareholder where such purchaser is not a Permitted Transferee of such Shareholder.

         "Thompson" means Richard C. Thompson, Thompson Holdings, Inc., Thompson Holdings, L.P., and each of their respective Permitted Transferees in respect of Shares transferred before or after the date hereof.


         "Transfer" has the meaning set forth in Section 3.1(a) of this Agreement.


         "Underwritten Offering" means a firm-commitment underwritten public offering of Registrable Stock pursuant to an effective registration statement.

         "Webster" means Timothy S. Webster and each of his Permitted Transferees in respect of Shares transferred before or after the date hereof.

         "Webster Allotment", subject to adjustment from time to time pursuant to Section 7.1, means (i) with respect to the Company's fiscal year ending December 31, 1998, no shares of Common Stock, (ii) with respect to the Company's fiscal year ending December 31, 1999, 15,000 shares of Common Stock, (iii) with respect to the Company's fiscal year ending December 31, 2000, 30,000 shares of Common Stock, minus the aggregate number of shares of Common Stock transferred by Webster in fiscal year 1999, (iv) with respect to the Company's fiscal year ending December 31, 2001, 45,000 shares of Common stock, minus the aggregate number of shares of Common Stock transferred by Webster in fiscal years 1999 and 2000 and (v) with respect to the Company's fiscal year ending December 31, 2002, 60,000 shares of Common Stock, minus the aggregate number of shares of Common Stock transferred by Webster in fiscal years 1999, 2000 and 2001.

         (b) The term "MS Shareholder", to the extent an MS Shareholder shall have transferred any of its Shares to one or more Permitted Transferees, shall mean such MS Shareholder and such Permitted Transferees, taken together and any right or action that may be taken at the election of such MS Shareholder may be taken at the election of such MS Shareholder and all such Permitted Transferees.


                                    ARTICLE 2
                              CORPORATE GOVERNANCE

         2.1 Composition of the Board. (a) The Board shall initially consist of nine directors, to be nominated to the Board as follows:

                  (i) one Director nominee shall be the Chairman of the Board (initially Horst W. Schroeder);

                  (ii) one Director nominee shall be the Chief Executive Officer (initially Timothy S. Webster);

                  (iii) MSLEF II shall be entitled to designate (a) two Director nominees for so long as it owns at least 25% of the outstanding Common Stock (one of whom initially shall be Richard C. Thompson) or (b) one Director nominee for so long as it owns at least 5% but less than 25% of the outstanding Shares;

                  (iv) MSCP shall be entitled to designate (a) two Director nominees for so long as it owns at least 35% of the outstanding Common Stock or (b) one Director nominee for so long as it owns at least 5% but less than 35% of the outstanding Shares;

                  (v) If neither MSLEF II nor MSCP shall beneficially own at least 5% of the outstanding Common Stock, then one of MSLEF II or MSCP (as shall be determined by MSLEF II and MSCP in their sole discretion) shall be entitled to designate one Director nominee for as long as the MS Shareholders shall beneficially own, in the aggregate, at least 5% of the outstanding Common Stock;

                  (vi) Citicorp shall be entitled to designate one Director nominee for so long as it shall beneficially own at least 6.4% of the outstanding Common Stock (on a Fully Diluted basis); and

                  (vii) The remaining Directors shall be nominated in the manner provided for in the Bylaws; provided that at least two of such Directors shall be independent Directors within the meaning of the rules promulgated by the national securities exchange or national market system on which the Common Stock is then listed or traded.

         At their request, each of MSLEF and MSCP shall be entitled to designate the same number of nominees to be elected as directors ("Subsidiary Directors") of any Subsidiary or Subsidiaries of the Company (any such Subsidiary so long as such a designation is in effect, a "Principal Subsidiary") as shall from time to time be applicable pursuant to clauses (iii) through (v) above. So long as Subsidiary Directors designated by MSLEF or MSCP shall continue to serve on a Subsidiary Board pursuant to such designation, such Subsidiary Board shall consist of nine directors, subject to adjustment from time to time pursuant to
Section 2.1(b).

         If and for so long as MSLEF or MSCP shall have exercised their right pursuant to this Section 2.1 to designate one or more Subsidiary Director nominees, the Chairman of the Board and the Chief Executive Officer shall each have the right to designate one Subsidiary Director nominee.

         (b) The size of the Board and any Subsidiary Board may not be decreased, but may be increased in the manner set forth in the Bylaws or in the bylaws of such Principal Subsidiary, as applicable. In the event of any such increase, each of MSCP and MSLEF II shall have the right to designate an additional number of Director nominees or Subsidiary Director nominees, as applicable, pursuant to Section 2.1(a) hereof, so that the total number of Director nominees or Subsidiary Director nominees, as applicable, permitted to be designated by MSCP and MSLEF II shall represent the same percentages, as nearly as may be, of the increased Board or the increased Subsidiary Board, as applicable, as may be designated by them pursuant to Section 2.1(a) hereof in the case of a Board or a Subsidiary Board, as applicable, consisting of nine members.

         (c) In the event that the Board is classified such that Directors serve staggered terms, then (i) the Director nominees designated by the MS Shareholders shall be allocated among such classes of Directors in as equal proportions as is practicable and (ii) at any meeting of the Company's shareholders at which Directors are elected, the MS Shareholders shall have the right to designate nominees for election at such meeting such that the number of nominees so designated which, together with incumbent Directors who had previously been nominated by the MS Shareholders, does not exceed the maximum number of nominees for Director that the MS Shareholders may designate pursuant to Section 2.1(a) or (b) hereof, as applicable.

         (d) Each Shareholder then entitled to vote for the election of Directors agrees (i) to vote at any special or annual meeting of the shareholders of the Company at which Directors are to be elected or (ii) to execute a written consent, as the case may be, so as to ensure that the Board consists of the Director nominees designated in accordance with this Section
2.1. The Company agrees to vote, or execute a written consent, as applicable, so as to ensure that each Subsidiary Board includes the Subsidiary Director nominees designated in accordance with this Section 2.1.

         (e) The Shareholders shall take all actions necessary so that, notwithstanding any other provision of this Agreement, at no time persons who are nominees of the MS Shareholders shall constitute more than one-half of the Directors. The Company shall take all actions necessary so that, notwithstanding any other provision of this Agreement, at no time persons who are nominees of the MS Shareholders shall constitute more than one-half of the directors of any Principal Subsidiary.

         2.2 Removal. Each Shareholder agrees that, if, at any time, it is then entitled to vote for the removal of Directors, it (a) will not vote any of its Shares in favor of the removal of any Director who shall have been designated or nominated pursuant to Section 2.1 unless such removal shall be for Cause or the Persons entitled to designate or nominate such Director shall have consented to such removal in writing and (b) will, upon the written request of a Person entitled to designate a Director pursuant to Section 2.1 hereof, take such action by vote or consent as may be necessary to remove or replace such Director. The Company (i) will not vote any of its shares of the capital stock of any Principal Subsidiary in favor of the removal of any Subsidiary Director who shall have been designated or nominated pursuant to Section 2.1 unless such removal shall be for Cause or the MS Shareholder entitled to designate or nominate such Subsidiary Director shall have consented to such removal in writing and (ii) will, upon the written request of the MS Shareholder entitled to designate a Subsidiary Director pursuant to Section 2.1 hereof, take such action by vote or consent as may be necessary to remove or replace such Subsidiary Director. Removal for "Cause" shall mean removal of a Director or a Subsidiary Director, as applicable, because of such Director's or Subsidiary Director's, as applicable, (v) willful and continued failure to substantially perform his duties with the Company or Principal Subsidiary, as applicable, in his position as a director, (w) willful conduct which is significantly injurious to the Company and its Subsidiaries taken as a whole, monetarily or otherwise, (x) conviction for, or guilty plea to, a felony or a crime involving moral turpitude, (y) abuse of illegal drugs or other controlled substances or habitual intoxication, or (z) willful breach of this Agreement. Upon the written request of any Person entitled to designate a Director nominee pursuant to Section 2.1 hereof, each Shareholder shall vote, or execute a written consent, to remove or replace such Director. Upon the written request of any MS Shareholder entitled to designate a Subsidiary Director nominee pursuant to Section 2.1 hereof, the Company shall vote, or execute a written consent, to remove or replace such Subsidiary Director nominee.

         2.3 Vacancies. (a) If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy of the Board or a Subsidiary Board:

                  (i) the Person entitled to designate the nomination of such Director or Subsidiary Director, as applicable, whose death, disability, retirement, resignation or removal resulted in such vacancy may designate another individual nominee (the "Nominee") to be appointed by the Board or such Subsidiary Board, as applicable, to fill such capacity and serve as a Director or Subsidiary Director, as applicable;

                  (ii) in the case of a vacancy on the Board, each Shareholder then entitled to vote for the election of the Nominee as a Director agrees that it will vote its shares, or execute a written consent, as the case may be, in order to ensure that the Nominee be elected to the Board; and

                  (iii) in the case of a vacancy on a Subsidiary Board, the Company agrees that it will vote, or execute a written consent in respect of, its shares of the capital stock of such Principal Subsidiary in order to ensure that the Nominee be elected to such Subsidiary Board.

         (b) Any vacancy on the Board or any Subsidiary Board resulting from the termination of the right of a Shareholder to designate a Director nominee or Subsidiary Director nominee, as applicable, pursuant to Section 2.1 hereof shall be filled in the manner set forth in the Bylaws or the bylaws of the applicable Principal Subsidiary.

         2.4 Meeting. The Board and any Subsidiary Board shall hold a regularly scheduled meeting at least once every calendar quarter.

         2.5 Action by Board. (a) A quorum of the Board or any Subsidiary Board shall consist of a majority of the Directors or the Subsidiary Directors, as applicable. All actions of the Board and any Subsidiary Board shall require the affirmative vote of at least a majority of the Directors or the Subsidiary Directors, as applicable, at a duly convened meeting of the Board or such Subsidiary Board, as applicable, at which a quorum is present or the unanimous written consent of the Board or such Subsidiary Board, as applicable; provided that, in the event there is a vacancy on the Board or such Subsidiary Board, as applicable and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy.

         (b) The Chief Executive Officer shall submit to the Board, and obtain its approval of, prior to the start of each fiscal year of the Company, a business plan (the "Business Plan") setting forth the annual budget and operating plan of the Company and its Subsidiaries for such fiscal year. The Board shall receive monthly, quarterly and annual financial statements and other appropriate reports concerning operations of the Company and its Subsidiaries and other matters submitted to the Board.

         (c) So long as the MS Shareholders shall beneficially own, in the aggregate, shares of Common Stock representing at least 10% of the then-outstanding shares of Common Stock, the Board and each Subsidiary Board shall appoint to each committee of the Board or such Subsidiary Board, as applicable, one Director or Subsidiary Director, as applicable, who has been designated for service on such committee by the MS Shareholders. Each such committee of the Board or such Subsidiary Board, as applicable, shall be comprised of at least two Directors or Subsidiary Directors, as applicable, except that the audit committee of the Board shall be comprised of at least three Directors.

         (d) So long as the MS Shareholders shall hold, in the aggregate, shares of Common Stock representing at least 25% of the Common Stock then outstanding on a Fully Diluted basis, the Company shall not, and shall cause its Subsidiaries not to:

                  (i) take any Significant Action or any other action that would constitute or result in the creation of any obligation (contingent or otherwise) on the part of the Company with respect to a Significant Action without the prior written approval of such Significant Action or other action by the Board and the MS Shareholders, or

                  (ii) appoint a new Chief Executive Officer or a new chief financial officer of the Company, without the prior approval of Board, which approval shall reflect the affirmative vote of at least one of the directors designated by MSLEF or MSCP pursuant to Section 2.1 hereof.

         2.6 Conflicting Charter or Bylaw Provisions. Each Shareholder shall vote its Shares, and shall take all other actions necessary, to ensure that the Company's Certificate of Incorporation and Bylaws facilitate and do not at any time conflict with any provision of this Agreement.


                                    ARTICLE 3
                            RESTRICTIONS ON TRANSFER

         3.1 General. (a) Except as otherwise provided in Section 3.1(c), (d) or
(e) below, no Minority Shareholder will before December 31, 1998, directly or indirectly, offer, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of ("transfer") any Shares (or solicit any offers to buy or otherwise acquire, or to take a pledge of any Shares), except as permitted by Sections 3.3, 4.2, 5.1(b)(ii) or 5.2(a) of this Agreement and in compliance with the Securities Act.

         (b) Thereafter, and subject to Section 3.1(c), (d) and (e), any Minority Shareholder may transfer Shares (i) in compliance with the Securities Act and as permitted by Section 3.3 or 4.2 of this Agreement, (ii) in an Underwritten Offering pursuant to Section 5.1 or 5.2, (iii) in an open market sale pursuant to Rule 144, or (iv) in the case of Thompson or Citicorp, in a private transaction for cash subject to Section 4.1; provided that no transfer may knowingly be made to any Person who, based on information supplied to such Minority Shareholder by the Company or otherwise known to such Minority Shareholder, is an Adverse Person (or an Affiliate of an Adverse Person) or would, together with the Affiliates of such Person, beneficially own in excess of 10% of the outstanding Common Stock immediately after giving effect to such transfer.

         (c) Notwithstanding anything herein to the contrary, the aggregate number of shares of Common Stock transferred by Schroeder during any calendar year pursuant to Section 3.1(a) or 3.1(b) may not exceed the greater of (i) the Schroeder Allotment applicable to such calendar year and (ii) the number of shares of Common Stock owned by Schroeder that, when added to the aggregate number of shares of Common Stock previously transferred by Schroeder to other Persons, would cause the Schroeder Percentage to equal the MS Percentage. The provisions of this Section 3.1(c) will terminate on the earlier to occur of (i) January 1, 2001, (ii) the date on which the MS Shareholders cease to own at least 5% of the outstanding shares of Common Stock (calculated on a Fully Diluted basis) or (iii) the termination of Horst W. Schroeder's employment by the Company by reason of the Disability (as defined in the Employment Agreement between Horst W. Schroeder and the Company as in effect from time to time) or death of Horst W. Schroeder.

         (d) Notwithstanding anything herein to the contrary, the aggregate number of shares of Common Stock transferred by Webster during any fiscal year pursuant to Section 3.1(a) or 3.1(b) (other than shares of Common Stock (i) transferred to Permitted Transferees of Webster or (ii) that are transferred to the extent that all of the proceeds of such transfer are used to purchase shares of Common Stock upon the exercise of stock options granted to Webster) may not exceed the Webster Allotment for such fiscal year. The provisions of this
Section 3.1(d) shall terminate on the earliest to occur of (i) the date prior to the third anniversary of the IPO Closing Date on which the MS Shareholders cease to own at least 5% of the outstanding shares of Common Stock (calculated on a Fully Diluted basis), (ii) the date on or after the third anniversary of the IPO Closing Date on which the MS Shareholders cease to own at least 10% of the outstanding shares of Common Stock (calculated on a Fully Diluted basis), (iii) the second anniversary of (x) the termination of employment of Timothy S. Webster by the Company for Cause or (y) his resignation other than for Good Reason (each, as defined in the Employment Agreement between Timothy S. Webster and the Company), (iv) the first anniversary of (x) the termination of employment of Timothy S. Webster by the Company other than for Cause or (y) his resignation for Good Reason, (v) the Disability of Timothy S. Webster (as defined in the

Employment Agreement between Timothy S. Webster and the Company) or the death of Timothy S. Webster or (vi) the first day of the Company's 2003 fiscal year.

         (e) Notwithstanding anything herein to the contrary, no individual (other than Horst W. Schroeder or Timothy S. Webster) who on the date hereof is an officer or employee of the Company may transfer any of his Shares so long as such individual remains an officer or employee of the Company or any of its Subsidiaries, except as follows: (i) pursuant to clause (ii) of the definition of "Permitted Transferee", (ii) as permitted by Section 4.2, (iii) as may be permitted on a case-by-case basis by the compensation (or equivalent) committee of the Board in its absolute discretion, or (iv) commencing on the second anniversary of this Agreement, any Shares purchased by such individual at any time (other than Shares (A) purchased with proceeds of a loan from the Company, (B) acquired upon the exercise of a stock option, or (C) otherwise received pursuant to any employee benefit plan of the Company), in each case pursuant to this clause (iv), to the extent that such Shares are transferred in accordance with Section 3.1(b).

         (f) Notwithstanding anything herein to the contrary, but subject to the approval of managing underwriters of the IPO and of the Company in their discretion, Thompson Holdings, L.P. may sell up to 65% of its Shares in the IPO. This Section 3.1(f) shall be effective from and after the date of this Agreement.

         3.2 Legend on Share Certificates. (a) In addition to any other legend that may be required by applicable law, each certificate for Shares that is issued to any Shareholder shall bear a legend in substantially the following form:

                  "THIS SECURITY IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMENDED AND RESTATED SHAREHOLDERS AGREEMENT DATED AS OF OCTOBER 6, 1997, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM AMERICAN ITALIAN PASTA COMPANY OR ANY SUCCESSOR THERETO."

         (b) If any shares of Common Stock cease to be subject to any restrictions on transfer set forth in this Agreement, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such shares without the legend required by Section 3.2(a) endorsed thereon.

         3.3 Permitted Transferees. Notwithstanding anything in this Agreement to the contrary, any Shareholder to which Section 3.1 and 3.2 is then applicable may at any time transfer any or all of its Shares to any one or more of its Permitted Transferees without the consent of the Board or any other Shareholder or group of Shareholders (except as provided in clause (ix) of the definition of "Permitted Transferee") so long as (a) such Permitted Transferee shall have agreed in writing to be subject to the terms of this Agreement (unless such Permitted Transferee qualifies as such solely by reason of clause (v) or (viii) of the definition of "Permitted Transferee", in which case such Permitted Transferee shall neither be required nor permitted to be subject to the terms of this Agreement) and (b) the transfer to such Permitted Transferee is not in violation of the applicable federal or state or foreign securities laws.

         3.4 Improper Transfer. Any attempt to sell, assign, transfer, grant a participation in, pledge or otherwise dispose of any Shares not in compliance with this Agreement shall be null and void and neither the Company nor any transfer agent shall give any effect in the Company's stock records to such attempted sale, assignment, transfer, grant of a participation in, pledge or other disposition.


                                    ARTICLE 4
                            RIGHTS OF FIRST REFUSAL;
                         RIGHTS TO PARTICIPATE IN A SALE

         4.1 Right of First Refusal. (a) If any Existing Shareholder receives from or otherwise negotiates with a Third Party in a private transaction a bona fide offer to purchase any or all of the Shares beneficially owned by such Existing Shareholder for cash (a "Section 4.1 Offer") and such Shareholder intends to pursue a transfer of such Shares to such Third Party, such Shareholder shall provide the Company written notice of such Section 4.1 Offer (a "Section 4.1 Offer Notice"). The Section 4.1 Offer Notice shall identify the Third Party making the Section 4.1 Offer, the number and class (or classes) of Shares subject to the Offer, the cash price per share of Shares at which a sale is proposed to be made (the "Section 4.1 Offer Price") and all other material terms and conditions of the Section 4.1 Offer. Each Existing Shareholder agrees that it will not enter into any discussions or negotiations with any Third Party concerning a transaction that might constitute or result in a Section 4.1 Offer, except (i) with the prior written consent of the Board, following a Board determination that such Third Party is not an Adverse Person, and (ii) in full compliance with Sections 3.1 and 6.1.

         (b) The receipt of a Section 4.1 Offer Notice by the Company from an Existing Shareholder shall constitute an offer by such Existing Shareholder to sell to the Company for cash the Shares subject to the Section 4.1 Offer at the
Section 4.1 Offer Price. Such offer shall be irrevocable for 10 calendar days after receipt of such Section 4.1 Offer Notice by the Company. During such 10-day period, the Company shall have the right to accept such offer as to all (but not less than all) of such Shares by giving a written notice of acceptance to the Existing Shareholder prior to the expiration of such 10-day period.

         (c) The Company shall purchase and pay for all Shares it accepts within a 20-calendar day period of its acceptance of the offer; provided that, if the purchase and sale of such Shares is subject to any prior regulatory approval, the time period during which such purchase and sale of accepted Shares must be consummated shall be extended until the expiration of five Business Days after all such approvals shall have been received.

         (d) Upon the full or partial rejection or deemed rejection of the
Section 4.1 Offer by the Company or the failure to obtain any consent required of the Company for the purchase of the Shares subject thereto within 120 days after receipt of such Section 4.1 Offer Notice by the

Company, there shall commence a 10 day period during which the Existing Shareholder shall have the right to enter into an agreement with the Third Party making the Section 4.1 Offer for the sale of any or all of the Shares subject to the Section 4.1 Offer at a price in cash not less than the price indicated in the Section 4.1 Offer; provided that such Third Party shall have agreed in writing to be bound by the terms of this Agreement and the transfer to such Third Party is not in violation of applicable federal or state or foreign securities laws. The Existing Shareholder shall have 20 days from the execution of such agreement to consummate the sale; provided that if the purchase and sale of such Shares is subject to any prior regulatory approval, the time period during which such purchase and sale may be consummated shall be extended until the expiration of five Business Days after all such approvals shall have been received; provided, further, that such time period shall not exceed 120 days without the consent of the Company. If the Existing Shareholder does not consummate the sale of any Shares subject to the Section 4.1 Offer in accordance with the foregoing time limitations, the Existing Shareholder may not sell such Shares during the 12-month period immediately following the expiration of the foregoing time limitations and thereafter may not sell any Shares without repeating the foregoing procedures.

         (e) Notwithstanding anything in this Section to the contrary, the provisions of this Section will not be applicable to transfers made pursuant to and in compliance with Sections 3.3 or 4.2.

         4.2 Right to Participate in a Sale. (a) If at any time after the MS Shareholders have sold (other than to their respective Permitted Transferees), in one or more transactions, an aggregate of 25% of the shares of Common Stock beneficially owned by them on the date hereof (taking into account any stock dividend, stock split or reverse stock split), the MS Shareholders propose to transfer any of their respective Shares to a Third Party other than in an Underwritten Offering or an open market sale pursuant to Rule 144 (a "Section
4.2 Sale"), the MS Shareholders shall provide written notice of such proposed
Section 4.2 Sale to the Minority Shareholders ("Section 4.2 Notice"). The
Section 4.2 Notice shall identify the number and class (or classes) of Shares subject to the Section 4.2 Sale (the "Number of Shares"), the per Share consideration for which a sale is proposed to be made (the "Section 4.2 Sale Price) and all other material terms and conditions of the proposed Section 4.2 Sale. Each Minority Shareholder shall, as to Shares beneficially owned by it, have the right and option, exercisable as set forth below, to participate in the
Section 4.2 Sale for up to the number of Shares as constitutes its Section 4.2 Pro Rata Portion of the Number of Shares, and the amount of Shares to be sold by the MS Shareholders in the Section 4.2 Sale shall be reduced to the extent the Minority Shareholders elect to participate. "Section 4.2 Pro Rata Portion" means, with respect to each Minority Shareholder at the time of the Section 4.2 Sale, the proportion (expressed as a percentage) that its beneficial ownership of Shares bears to all outstanding Shares at such time. Each Minority Shareholder that desires to exercise such option shall, within five Business Days after the date the Section 4.2 Notice is given (the Section 4.2 Notice Period"), deliver to the MS Shareholders (i) written irrevocable notice of such exercise, (ii) the certificate or certificates representing the Shares to be sold or otherwise disposed of pursuant to such sale by such Minority Shareholder, and (iii) a limited power-of-attorney authorizing the MS Shareholders to sell or otherwise dispose of such Shares pursuant to the terms of the Section 4.2 Sale. Delivery to the MS Shareholders of such notice, certificate or certificates, and the limited power-of- attorney shall constitute an irrevocable acceptance of the
Section 4.2 Sale by the Minority Shareholder. Such Minority Shareholder shall simultaneously provide a copy of such notice to the Company and the other Minority Shareholders.

                  (b) The per share consideration to be paid to the MS Shareholders and each Minority Shareholder participating in the Section 4.2 Sale shall be the Section 4.2 Sale Price, as reduced by the per share amount of expenses reasonably incurred by the MS Shareholders in connection with the
Section 4.2 Sale.

                  (c) Promptly after the consummation of the sale or other disposition of the Shares of the MS Shareholders and the Minority Shareholders pursuant to the Section 4.2 Sale, the MS Shareholders shall notify the Minority Shareholders thereof, shall remit to each of the Minority Shareholders the total consideration for the Shares of such Minority Shareholder sold or otherwise disposed of pursuant thereto as computed pursuant to Section 4.2(b) hereof, and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms and expenses thereof as may be reasonably requested by the Minority Shareholders.

                  (d) If at the termination of the Section 4.2 Notice Period any Minority Shareholder shall not have elected to participate in the Section 4.2 Sale, such Minority Shareholder will be deemed to have waived any of and all of its rights under this Section 4.2 with respect to the sale or other disposition of its Shares pursuant to such Section 4.2 Sale. The MS Shareholders shall have 90 days in which to sell the applicable Shares at a price not higher than that contained in the Section 4.2 Notice and on terms not more favorable to the MS Shareholders than were contained in the Section 4.2 Notice; provided that if such Section 4.2 Sale is subject to any prior regulatory approval, the time period during which such Section 4.2 Sale may be consummated shall be extended until the expiration of five Business Days after all such approvals shall have been received. Promptly after any sale pursuant to this Section 4.2, the MS Shareholders shall notify the Company of the consummation thereof and shall furnish such evidence of the completion thereof (including time of completion) of such sale and of the terms thereof as the Company may request. If, at the end of such 90-day period, the MS Shareholders have not completed the sale of all such Shares, the MS Shareholders shall return to such Minority Shareholders all certificates representing the Shares which such Minority Shareholders delivered for sale or other disposition pursuant to this Section 4.2, and all the restrictions on sale or other disposition contained in this Agreement with respect to Shares beneficially owned by the Minority Shareholders shall again be in effect.

                  (e) Notwithstanding anything contained in this Section 4.2, there shall be no liability on the part of the MS Shareholders to any Minority Shareholder if the sale of Shares pursuant to this Section 4.2 is not consummated for whatever reason. Any decision as to whether to sell Shares shall be at the MS Shareholders' sole and absolute discretion.

                                    ARTICLE 5
                               REGISTRATION RIGHTS

                  5.1 Demand Registration. (a) At any time after December 31, 1998, upon the written request of Minority Shareholders owning not less than 60% of the Registrable Stock then owned by the Minority Shareholders to the effect that the Company effect the registration under the Securities Act of such Registrable Stock, and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Shareholders, and thereupon will use all commercially reasonable efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

                           (i) the Registrable Stock which the Company has been
                  so requested to register by the Minority Selling Shareholders, and

                           (ii) all other Registrable Stock which the Company
                  has been requested to register by any other Shareholder by written request received by the Company within 10 Business Days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Stock), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Stock so to be registered; provided that

                           (x) the Company shall not be obligated to file a
                  registration statement relating to a registration request under this Section 5.1(a): (A) within a period of six months after the effective date of any other registration statement filed pursuant to Section 5.1(a) or (b) hereof, or in connection with an acquisition by the Company of another company (or the financing thereof) and (B) unless the aggregate fair market value of the Registrable Stock which the Company has been so requested to register by the Selling Shareholders constitutes, as of the date of the Company's receipt of the last of such timely requests, at least $15 million (based on the closing price of the Class A Common Stock on such date);

                           (y) with respect to any registration statement filed,
                  or to be filed, pursuant to this Section 5.1(a), if the Company shall furnish to the Selling Shareholders a certified resolution of the Board stating that in the Board's good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability for reasons beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company) be significantly disadvantageous (a "Disadvantageous Condition") to the Company or its shareholders for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, the Company shall be entitled to cause the Selling Shareholders to discontinue the use of such registration statement or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to the Selling Shareholders) and upon receipt of any such notice of a Disadvantageous Condition such Selling Shareholders will forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, each such Selling Shareholder will deliver to the Company all copies, other than permanent file copies then in such Selling Shareholder's possession, of the prospectus then covering such Registrable Stock current at the time of receipt of such notice, and, in the event no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Stock; provided, however, that the Company shall not be entitled to invoke a Disadvantageous Condition pursuant to this Section 5.1(a) more than twice during any calendar year; the duration of any single Disadvantageous Condition shall not exceed 90 days; the aggregate duration of all such Disadvantageous Conditions shall not exceed 180 days during any calendar year; and at least 90 days shall elapse between the termination of a Disadvantageous Condition and the invocation of a subsequent Disadvantageous Condition by the Company; and

                           (z) subject to Section 5.1(g) hereof, the Company
                  shall not be obligated to effect more than one registration pursuant to this Section 5.1(a).

Promptly after the expiration of the 10-Business Day period referred to in
Section 5.1(a)(ii) hereof, the Company will notify all the Selling Shareholders to be included in the registration of the other Selling Shareholders and the number of shares of Registrable Stock requested to be included therein. The Minority Selling Shareholders owning a majority of the Registrable Stock requested to be registered by all Minority Selling Shareholders pursuant to this
Section 5.1(a) may, at any time (A) prior to the filing of the registration statement relating to such registration, or (B) after filing but prior to the effective date of such registration statement, revoke such request, without liability to the Company or any of the other Selling Shareholders, by providing a written notice to the Company revoking such request, provided that the Company shall be deemed to have satisfied its obligations in respect of one registration for purposes of clause (z) above. In the event that the Company shall give any notice of the withdrawal of a registration statement contemplated by clause (y) above, the Company shall at such time as it in good faith deems appropriate file a new registration statement covering the Registrable Stock that was covered by such withdrawn registration statement, and such registration statement shall be maintained effective for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such initial registration statement was effective, shall be such time as may be otherwise required by Section 5.1(d) or 5.5 of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, nothing herein shall be construed as requiring the Company to register any of its securities other than Common Stock.

                           (b) At any time following the IPO Closing Date
(subject to any restrictions imposed by any underwriting agreement executed in connection therewith), upon the written request of MS Shareholders owning not less than 60% of the Registrable Stock then owned by the MS Shareholders to the effect that the Company effect the registration under the Securities Act of such Registrable Stock, and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Shareholders, and thereupon will use all commercially reasonable efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

                           (i) the Registrable Stock which the Company has been
                  so requested to register by the MS Selling Shareholders; and

                           (ii) all other Registrable Stock which the Company
                  has been requested to register by any other Shareholder by written request received by the Company within 10 Business Days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Stock), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Stock so to be registered; provided that

                           (x) the Company shall not be obligated to file a
                  registration statement relating to a registration request under this Section 5.1(b): (A) within a period of six months after the effective date of any other registration statement filed pursuant to Section 5.1(a) or (b) hereof and (B) unless the Registrable Stock which the Company has been so requested to register by the MS Selling Shareholders constitutes at such time at least 15% (on a Fully Diluted basis) of the Registrable Stock owned by all of the MS Shareholders;

                           (y) with respect to any registration statement filed,
                  or to be filed, pursuant to this Section 5.1(b), if the Company shall furnish to the MS Selling Shareholders a certified resolution of the Board stating that in the Board's good faith judgment it would result in a Disadvantageous Condition to the Company or its shareholders for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, the Company shall be entitled to cause the Selling Shareholders to discontinue the use of such registration statement, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to the Selling Shareholders) and upon receipt of any such notice of a Disadvantageous Condition such Selling Shareholders will forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, each such Selling Shareholder will deliver to the Company all copies, other than permanent file copies then in such Selling Shareholder's possession, of the prospectus then covering such Registrable Stock current at the time of receipt of such notice, and, in the event no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Stock; provided, however, that the Company shall not be entitled to invoke and declare a Disadvantageous Condition pursuant to this Section 5.1(b) more than twice during any calendar year; the duration of any single Disadvantageous Condition shall not exceed 90 days; the aggregate duration of all such Disadvantageous Conditions shall not exceed 180 days during any calendar year; and at least 90 days shall elapse between the termination of a Disadvantageous Condition and the invocation of a subsequent Disadvantageous Condition by the Company; and

                           (z) subject to Section 5.1(h) hereof, the Company
                  shall not be obligated to effect more than three registrations pursuant to this Section 5.1(b) and shall not be obliged to effect more than one of such three registrations prior to the first anniversary of the IPO Closing Date.

Promptly after the expiration of the 10-Business Day period referred to in
Section 5.1(b)(ii) hereof, the Company will notify all the Selling Shareholders to be included in the registration of the other Selling Shareholders and the number of shares of Registrable Stock requested to be included therein. The MS Selling Shareholders owning a majority of the Registrable Stock requested to be registered by all MS Selling Shareholders pursuant to this Section 5.1(b) may, at any time prior to the filing of, or after the filing but prior to the effective date of, the registration statement relating to such registration, revoke such request, without liability to the Company or any of the other Selling Shareholders, by providing a written notice to the Company revoking such request, but the Company shall be deemed to have satisfied its obligations in respect of one registration for purposes of clause (z) above. In the event that the Company shall give any notice of the withdrawal of a registration statement contemplated by clause (y) above, the Company shall at such time as it in good faith deems appropriate file a new registration statement covering the Registrable Stock that was covered by such withdrawn registration statement, and such registration statement shall be maintained effective for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such initial registration statement was effective, shall be such time as may be otherwise required by Section 5.1(d) or 5.5 of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, nothing herein shall be construed as requiring the Company to register any of its securities other than Common Stock.

                           (c) The Company will pay all Registration Expenses in
connection with any registration which is requested pursuant to this Section
5.1.

                           (d) A registration requested pursuant to this Section
5.1 shall not be deemed to have been effected unless the registration statement relating thereto (i) has become effective under the Securities Act and (ii) has remained effective for a period of at least 90 days (if declared effective before the first anniversary of the IPO Closing Date), 180 days (if declared effective on or after such first anniversary), or such shorter period in which all Registrable Stock of the Selling Shareholders and their respective Permitted Transferees included in such registration have actually been sold thereunder; provided that if any effective registration statement requested pursuant to this
Section 5.1 is discontinued in connection with a Disadvantageous Condition, such registration statement shall not be counted as a registration requested for purposes of Section 5.1 hereof; and provided, further, that if after any registration statement requested pursuant to this Section 5.1 becomes effective both (i) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court solely due to the actions or omissions to act of the Company and
(ii) less than 75% of the Registrable Stock included in such registration has been sold thereunder, such shall not be counted as a registration requested pursuant to Section 5.1 hereof.

                           (e) If any requested registration pursuant to this
Section 5.1 is in the form of an Underwritten Offering, the Selling Shareholders owning a majority of the Registrable Stock included in such registration shall have the right to select the managing underwriter or underwriters of such Underwritten Offering; provided that (i) any such managing underwriter may be an Affiliate of a Shareholder and (ii) such managing underwriter or underwriters shall be reasonably acceptable to the Company. The Company may require the offering pursuant to any registration requested pursuant to Section 5.1 to be in the form of an Underwritten Offering. In that event, all Registrable Stock to be registered in such registration shall be registered for sale only in such Underwritten Offering.

                           (f) If the managing underwriter of an Underwritten
Offering requested pursuant to Section 5.1(a) or (b) shall advise the Company that, in its view, the number of shares of Common Stock requested to be included in such registration (including shares requested to be included pursuant to clause (i) or (ii) of Section 5.1(a) or (b) and shares which the Company requests to be included which are not Registrable Stock) exceeds the largest number of shares of Common Stock which can be sold without having an adverse effect on such Underwritten Offering, including the price at which such shares can be sold (the "Maximum Offering Size"), the Company will include in such registration, in the priority listed below, up to the Maximum Offering Size:

                           (i) first, all Registrable Stock requested to be
                  included in such registration pursuant to Section 5.1, pro rata among the Selling Shareholders requesting such inclusion on the basis of the relative number of Shares owned by them, and

                           (ii) second, any Common Stock proposed to be
                  registered by the Company for its own account, and

                           (iii)  third, any other Common Stock.

                           (g) If Registrable Stock representing at least 75% of
the number of Shares requested to be registered by the Minority Selling Shareholders is not included in any registration requested pursuant to Section 5.1(a) (other than by reason of a cancellation of such request), then the Minority Selling Shareholders may request that the Company effect an additional registration under the Securities Act of all or part of the Minority Selling Shareholders' Registrable Stock in accordance with the provisions of this
Section 5.1 and the Company shall pay the Registration Expenses in connection with such additional registration.

                           (h) If Registrable Stock representing at least 50% of
the number of Shares requested to be registered by the MS Selling Shareholders is not included in any registration requested pursuant to Section 5.1(b) (other than by reason of a cancellation of such request), then the MS Selling Shareholders may request that the Company effect an additional registration under the Securities Act of all or part of the MS Selling Shareholders' Registrable Stock in accordance with the provisions of this Section 5.1 and the Company shall pay the Registration Expenses in connection with such additional registration.

                  5.2 Incidental Registration. (a) If the Company proposes to register any of its Common Stock under the Securities Act (other than a registration (A) on Form S-8 or S-4 or any successor or similar forms, (B) relating to Common Stock issuable upon exercise of employee or director stock options or in connection with any employee or director benefit or similar plan of the Company, (C) in connection with a direct or indirect acquisition by the Company of another company or the financing of such acquisition, or (D) pursuant to Section 5.1 hereof), whether or not for sale for its own account, in a manner which would permit registration of Registrable Stock for sale to the public under the Securities Act it will each such time, subject to the provisions of
Section 5.2(b) hereof, give prompt written notice to the Shareholders of its intention to do so and of such Shareholders' rights under this Section 5.2, at least 20 days prior to the anticipated filing date of the registration statement relating to such registration. Any such notice shall offer each Shareholder the opportunity to include in such registration statement such number of shares of Registrable Stock as each such Shareholder may request (an "Incidental Registration"). Upon the written request of any such Shareholder made within ten days after the receipt of notice from the Company (which request shall specify the number of shares of Registrable Stock intended to be disposed of by such Shareholder), the Company will use all commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Stock which the Company has been so requested to register by the Shareholders, to the extent requisite to permit the disposition of the Registrable Stock so to be registered; provided that (i) if such registration involves an Underwritten Offering, all Shareholders requesting to be included in the Company's registration must sell their Registrable Stock to the underwriters selected by the Company on the same terms and conditions as apply to the Company and (ii) if, at any time after giving written notice of its intention to register any stock pursuant to this Section 5.2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such stock, the Company shall give written notice to all Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Stock in connection with such registration (without prejudice, however, to rights of Shareholders under Section 5.1 hereof). No registration effected under this Section 5.2 shall relieve the Company of its obligations to effect a registration upon request to the extent required by Section 5.1 hereof. The Company will pay all Registration Expenses in connection with each registration of Registrable Stock requested pursuant to this Section 5.2.

                           (b) If a registration pursuant to this Section 5.2
involves an Underwritten Offering and the managing underwriter advises the Company that, in its view, the number of shares of Common Stock which the Company, the Shareholders and any other Persons intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration, in the following priority, up to the Maximum Offering Size:

                           (i) first, if the registration was initiated by the
                  Company for the sale of Common Stock for its own account, any such Common Stock,

                           (ii) second, all (x) Registrable Stock requested to
                  be included in such registration by any Shareholders that have rights pursuant to Section 5.2 hereof and (y) all Common Stock requested to be included in such registration by any other shareholders that hold demand registration rights, pro rata among such Shareholders and other shareholders on the basis of the relative number of shares of Registrable Stock or Common Stock, respectively, owned by them,

                           (iii) third, all Common Stock held by other
                  shareholders of the Company who exercise "piggyback" registration rights in connection with such registration, pro rata among such shareholders on the basis of the relative number of shares of Common Stock owned by them, and

                           (iv)  fourth, any other Common Stock.

                  5.3 Holdback Agreements. Upon the request of the underwriters of any Underwritten Offering, each Shareholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Stock, and not to effect any such public sale or distribution of any other Common Stock of the Company or of any security convertible into or exchangeable or exercisable for any Common Stock of the Company (in each case, other than as part of such Underwritten Offering) during the seven-day period prior to, and during the 180-day period which begins on, the effective date of such registration statement (except as part of such registration), provided that this Section 5.3 shall not be applicable to any Shareholder until two Business Days after such Shareholder has received written notice of the anticipated or actual beginning of the seven-day period referred to above.

                  (b) The Company agrees, if so requested by the managing underwriters of an Underwritten Offering of Registrable Stock pursuant to
Section 5.1, not to effect any public sale or distribution of any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock during the seven-day period prior to and the 180-day period after the effective date of any registration statement with respect to such Underwritten Offering, except as part of such Underwritten Offering or except in connection with any dividend reinvestment, stock option, stock purchase or other benefit plan, or an acquisition, merger or exchange offer (or the financing thereof).

                  5.4 Registration Procedures--General. Whenever Shareholders request that any Registrable Stock be registered pursuant to Section 5.1 or 5.2 hereof, the Company will do each of the following:

                           (a) The Company will, if requested, prior to filing a
registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Shareholder and each underwriter, if any, of the Registrable Stock covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company will furnish to such Selling Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference in this Agreement), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Stock owned by such Selling Shareholder.

                           (b) The Company will promptly notify each Selling
Shareholder of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                           (c) The Company will use all commercially reasonable
efforts to (i) register or qualify the Registrable Stock under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Shareholder reasonably (in light of such Selling Shareholder's intended plan of distribution) requests and (ii) cause such Registrable Stock to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Shareholder to consummate the disposition of the Registrable Stock owned by such Selling Shareholder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

                           (d) The Company will immediately notify each Selling
Shareholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each Selling Shareholder any such supplement or amendment.

                           (e) Upon the execution of confidentiality agreements
in form and substance satisfactory to the Company, the Company will make available for inspection by any Selling Shareholder, any managing underwriter participating in any Underwritten Offering and any attorney, accountant or other professional retained by any such Selling Shareholder or managing underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, Directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Shareholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public. Each Selling Shareholder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                           (f) The Company will otherwise use all commercially
reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                           (g) The Company will use its best efforts to list
such shares of Registrable Stock on each securities exchange on which the Common Stock is then listed, if such shares of Registrable Stock are not already so listed and if such listing is then permitted under the rules of such exchange, and will provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

                           (h) The Company will, in connection with any
Underwritten Offering, furnish to each Selling Shareholder and to each underwriter, if any, a signed counterpart, addressed to such underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Selling Shareholders owning a majority of the Registrable Stock to be included in such registration or the managing underwriter therefor reasonably requests.

                           (i) The Company will prepare and file with the SEC
such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement until the end of the period specified in Section 5.1(d) or 5.5 hereof, as applicable.

                           The Company may require each Selling Shareholder to
promptly furnish in writing to the Company such information regarding the distribution of the Registrable Stock as the Company may from time to time reasonably request and such other information as may be required by law or rule or regulation of the SEC in connection with such registration.

                           Each Selling Shareholder agrees that, upon receipt of
any notice from the Company of the happening of any event of the kind described in Section 5.4(d) hereof, such Selling Shareholder will forthwith discontinue disposition of Registrable Stock pursuant to the registration statement covering such Registrable Stock until such Selling Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.4(d) hereof, and, if so directed by the Company, such Selling Shareholder will deliver to the Company all copies, other than any permanent file copies then in such Selling Shareholder's possession, of the most recent prospectus covering such Registrable Stock at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.4(d) hereof to the date when the Company shall make available to the Selling Shareholders a prospectus supplemented or amended to conform with the requirements of Section 5.4(d) hereof.

                  5.5 Registration Procedures--Demand. Whenever Shareholders request that any Registrable Stock be registered pursuant to Section 5.1 hereof, the Company will, subject to the provisions of such Section, use all commercially reasonable efforts to effect the registration of such Registrable Stock in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request, as expeditiously as possible, prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Stock to be registered thereunder in accordance with the intended method of distribution thereof, and use all commercially reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 90 days (if declared effective before the first anniversary of the IPO Closing Date) or 180 days (if declared effective on or after such first anniversary).

                  5.6 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Shareholder, each officer, director, limited or general partner (together with each officer, director or partner thereof), agent or investment adviser of such Selling Shareholder, and each Person, if any, who controls such Selling Shareholder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Stock (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Selling Shareholder or on such Selling Shareholder's behalf expressly for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such Loss results from the fact that a current copy of the prospectus (if amended or supplemented, as so amended or supplemented) was not sent or given to the Person asserting any such Loss at or prior to the written confirmation of the sale of the Registrable Stock to such Person if it is determined that the Company has provided such prospectus to such Selling Shareholder and it was the responsibility of such Selling Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such Loss. The Company also agrees to indemnify each underwriter of the Registrable Stock, its officers, directors and partners and each Person who controls such underwriter on substantially the same basis as that of the indemnification of the Selling Shareholders provided in this Section 5.6.

                  5.7 Indemnification by Selling Shareholders. Each Selling Shareholder owning Registrable Stock included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, Directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Shareholder, but only (i) with respect to information furnished in writing by such Shareholder or on such Shareholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Stock, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any Loss described in Section 5.6 results from the fact that a current copy of the prospectus (if amended or supplemented, as so amended or supplemented) was not sent or given to the Person asserting any such Loss at or prior to the written confirmation of the sale of the Registrable Stock concerned to such Person if it is determined that it was the responsibility of such Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such Loss. Each such Selling Shareholder also agrees to indemnify and hold harmless each underwriter of the Registrable Stock, each of their respective officers, directors and partners and each Person who controls any such underwriter on substantially the same basis as that of the indemnification of the Company provided in this Section 5.7. As a condition to including Registrable Stock in any registration statement filed in accordance with Article 5 hereof, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

                  5.8 Conduct of Indemnification Proceedings. In case any action or proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
Section 5.6 or 5.7, such Person (an "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such action or proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any action or proceeding or related actions or proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any action proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any Loss (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened action or proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such action or proceeding.

                  5.9 Contribution. If the indemnification provided for in this
Article 5 is unavailable to the Indemnified Parties in respect of any Losses referred to in this Agreement, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, (i) as between the Company and the Selling Shareholders owning Registrable Stock covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Shareholders on the one hand and the underwriters on the other, from the offering of the Registrable Stock, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Shareholders on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Shareholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Shareholders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Shareholders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and each such Selling Shareholders, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Selling Shareholder or by the underwriters. The relative fault of the Company on the one hand and of each such Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                       The Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 5.9 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.9, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Shareholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock of such Shareholder were offered to the public exceeds the amount of any damages which such Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Shareholder's obligation to contribute pursuant to this
Section 5.9, if any, is several in the proportion that the proceeds of the offering received by such Shareholder bears to the total proceeds of the offering received by all the Shareholders and not joint.

                  5.10 Participation in Underwritten Offering. No Person may participate in any Underwritten Offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

                  5.11 No Inconsistent Agreements. From and after the date of this Agreement, the Company will not enter into, or cause or permit any of its Subsidiaries to enter into, any agreement which is inconsistent with the rights granted to the Shareholders in this Agreement or otherwise conflicts with the provisions hereof.

                                    ARTICLE 6
                                 CONFIDENTIALITY

                  6.1 Confidentiality. (a) Each Shareholder hereby agrees that the Confidential Information (as defined below) that has been furnished to it or him was made available in connection with such Shareholder's investment in the Company. Each Shareholder agrees that he or it will not use any Confidential Information, including without limitation any Confidential Information that may be received after the date hereof, in any way to the competitive disadvantage of the Company or in violation of any applicable Federal or state securities laws. Each Shareholder further acknowledges and agrees that he or it will not disclose any Confidential Information to any Person; provided that Confidential Information may be disclosed as follows:

                           (i) to such Shareholder's Representatives (as defined
                  below) in the normal course of the performance of their duties, provided that such Representatives have been advised of the confidential nature of such information,

                           (ii) to the extent required by applicable law, rule
                  or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which a Shareholder is subject),

                           (iii) to any Person to whom such Shareholder is
                  contemplating a transfer of his or its Shares, provided that
                  (x) such transfer would not be in violation of the provisions hereof or any applicable federal or state securities laws and
                  (y) such Person is advised of the confidential nature of such information and agrees to be bound by a confidentiality agreement in form and substance satisfactory to the Company and by the provisions of this Agreement, and

                           (iv) to any Person, if the prior written consent of
                  the Board shall have been obtained.

Nothing contained herein shall prevent the use of Confidential Information in connection with the assertion or defense of any claim by or against the Company or any Shareholder.

                           (b) "Confidential Information" means any information
concerning the Company, its financial condition, business, operations or prospects in the possession of or to be furnished to any Shareholder in his or its capacity as a shareholder of the Company or by virtue of his or its present or former position as, or right to designate, a Director; provided that the term "Confidential Information" does not include information which (i) was or becomes generally available publicly other than as a result of a disclosure by a Shareholder or his or its partners, directors, officers, employees, agents, counsel, investment advisers or representatives (all such Persons being collectively referred to as "Representatives") in violation of this Agreement or any confidentiality agreement executed in accordance with Section 4.1, Section 5.4(e) or Section 6.1(a) or (ii) becomes available to a Shareholder on a nonconfidential basis from a source other than the Company or another Shareholder or his or its Representatives, provided that such source is not, to the best of such Shareholder's knowledge, bound by a confidentiality agreement with the Company or another Person.


                                    ARTICLE 7
                                  MISCELLANEOUS

                  7.1 Adjustments. In the event that any shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another company by reason of merger, consolidation, other reorganization, recapitalization or reclassification, or in the event of any combination of shares, stock split or stock dividend, then the number and kind of shares of Common Stock subject to any provision of this Agreement shall be adjusted appropriately so that the Company and Shareholders will retain substantially the same rights and obligations as existed prior to such change.

                  7.2 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

                  7.3 Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  7.4 Assignability. This Agreement shall not be assignable by any party hereto, except that any Person acquiring Shares who is required by the terms of this Agreement to become a party hereto shall execute and deliver to the Company an agreement to be bound hereby and shall thenceforth be a Shareholder, and any Shareholder who ceases to own, directly or indirectly, beneficially or of record, any Shares shall cease to be bound by the terms hereof.

                  7.5 Amendment; Waiver. (a) No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of Article 5 may be amended or otherwise modified except by an instrument in writing executed by the Company with the approval of the Board and Shareholders who own at least 80% of the Registrable Stock then outstanding and in compliance with Section 7.5(b) or (c), if applicable. No other provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company with the approval of (i) the Board (in the case of an amendment the sole effect of which is to add one or more Persons as parties to this Agreement) or (ii) the Board and Shareholders who own at least 80% of the Shares then outstanding (in the case of any other amendment or modification) and in compliance with Section 7.5(b) or (c), if applicable.

                           (b) In addition, no provision of this Agreement that
is specifically applicable to any MS Shareholder may be amended or otherwise modified or terminated except with the consent of such MS Shareholder.

                           (c) None of the following provisions of this
Agreement may be amended or modified in any manner which adversely affects the Minority Shareholder indicated below without the consent of such Minority
Shareholder:

                           (i) Baum: the definitions of "Baum Fund" and "Baum
                  Affiliate" and clauses (v) and (vi) of the definition of "Permitted Transferee;"

                           (ii) Citicorp: the definition of "Citicorp," Section
                  4.1 (insofar as it relates to Citicorp), clause (iv) of
                  Section 3.1(b) (insofar as it relates to Citicorp), clause
                  (vii) and (viii) of the definition of "Permitted Transferee," and clause (vi) of Section 2.1(a);

                           (iii) JSS Management Company, Ltd.: clause (x) of the
                  definition of "Permitted Transferee;"

                           (iv) Schroeder: the definitions of "Schroeder" and
                  "Schroeder Allotment" or Section 3.1(c);

                           (v) Thompson: clauses (iii) and (vi) of the
                  definition of "Permitted Transferee", the definition of "Thompson," Section 4.1 (insofar as it relates to Thompson), and clause (iv) of Section 3.1(b) (insofar as it relates to Thompson); and

                           (vi) Webster: the definitions of "Webster" and
                  "Webster Allotment" and Section 3.1(d).

                  7.6 Notices. All notices and other communications given or made pursuant hereto or pursuant to any other agreement among the parties, unless otherwise specified, shall be in writing and shall be deemed to have been duly given or made if (i) sent by fax, (ii) delivered personally, (iii) sent by registered or certified mail (postage prepaid, return receipt requested) or (iv) sent by nationally-recognized courier service guaranteeing overnight delivery to the parties at the fax number or address set forth on Exhibit B hereto or at such other addresses as shall be furnished by the parties by like notice, and such notice or communication shall be deemed to have been given or made upon receipt. Any Person who becomes a Shareholder shall provide its address and fax number to the Company, which shall promptly provide such information to each other Shareholder.

                   7.7 Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

                  7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                  7.9 Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SUCH STATE.

                  7.10 Specific Enforcement. Each of the Company and the Shareholders agrees that money damages would not be a sufficient remedy for any breach of this Agreement by the Company or such Shareholder, as applicable, and that, in addition to all other remedies which may be available, the Shareholders (in the event of a breach by the Company) or the Company (in the event of a breach by a Shareholder) shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

                  7.11 No Waiver. No failure or delay by the Company or any Shareholder in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

                  7.12 Consent to Jurisdiction. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Delaware over any suit, action or proceeding arising out of or relating to this Agreement and waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in such a court has been brought in any inconvenient forum.

                  7.13 Effective Date. Except as otherwise expressly provided herein, this Agreement shall become effective immediately after the IPO Closing and the Amended Original Agreement shall continue in full force and effect until the IPO Closing.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in their individual capacity or caused it to be duly executed by their respective authorized signatories thereunto duly authorized as of the day and year first above written.


                                     AMERICAN ITALIAN PASTA COMPANY


                                     By: /s/ Timothy S. Webster
                                         -------------------------------------
                                               Timothy S. Webster,
                                         President and Chief Executive Officer

                                                              10/1/97  5:00 p.m.

                    THE MORGAN STANLEY LEVERAGED EQUITY FUND
                    II, L.P.

                                     BY:    MORGAN STANLEY LEVERAGED EQUITY
                                            FUND II, INC., AS GENERAL PARTNER


                                     By:
                                        ------------------------------
                                     Its:
                                         -----------------------------


                    MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                                     BY:    MSCP III, L.P., AS GENERAL PARTNER

                                     BY:    MORGAN STANLEY CAPITAL PARTNERS
                                            III, INC., AS GENERAL PARTNER


                                     By:
                                         ------------------------------
                                     Its:
                                         ------------------------------


                                     MSCP III 892 INVESTORS, L.P.

                                     BY:    MSCP III, L.P., AS GENERAL PARTNER

                                     BY:    MORGAN STANLEY CAPITAL PARTNERS
                                            III, INC. AS GENERAL PARTNER


                                     By:
                                         ------------------------------
                                     Its:
                                         ------------------------------


                     MORGAN STANLEY CAPITAL INVESTORS, L.P.

                                     BY:    MSCP III, L.P., AS GENERAL PARTNER

                                     BY:    MORGAN STANLEY CAPITAL PARTNERS
                                            III, INC., AS GENERAL PARTNER


                                     By:
                                         ------------------------------
                                     Its:
                                         ------------------------------

                                     GEORGE K. BAUM GROUP, INC.


                                     By:   /s/ William D. Thomas
                                         ------------------------------
                                     Its:  President
                                         ------------------------------


                                     AMERICAN ITALIAN PASTA COMPANY
                                     RETIREMENT SAVINGS PLAN
                                     BY GEORGE K. BAUM TRUST COMPANY, AS TRUSTEE


                                     By:
                                         ------------------------------
                                     Its:
                                         ------------------------------



                                     GKB PRIVATE INVESTMENT PARTNERS, L.L.C.,
                                     AS NOMINEE FOR:
                                     GEORGE K. BAUM CAPITAL PARTNERS, L.P.


                                     By: /s/ William D. Thomas
                                        --------------------------------------
                                           William D. Thomas, Senior
                                           Managing Director


                                     GKB PRIVATE INVESTMENT PARTNERS, L.L.C.,
                                     AS NOMINEE FOR:
                                     GEORGE K. BAUM EMPLOYEE EQUITY FUND, L.P.


                                     By: /s/ William D. Thomas
                                        --------------------------------------
                                          William D. Thomas, Senior
                                          Managing Director


                                     EXCELSIOR INVESTORS, L.L.C.

                                     BY:    GEORGE K. BAUM MERCHANT BANC, LLC,
                                            ITS MANAGER


                                     By: /s/ William D. Thomas
                                        --------------------------------------
                                          William D. Thomas, Senior
                                          Managing Director

                                     CITICORP VENTURE CAPITAL, LTD.


                                     By:
                                        --------------------------------------
                                     Its:
                                         -------------------------------------


                                     CCT III PARTNERS, L.P.

                                     By:  CCT III CORPORATION,
                                          AS GENERAL PARTNER

                                     By:
                                         -------------------------------------
                                     Its:
                                         -------------------------------------
                                         Horst W. Schroeder


                                     HORST W. SCHROEDER, TRUSTEE OF THE LIVING
                                     TRUST OF HORST W. SCHROEDER, DATED MAY 24,
                                     1985, OR SUCCESSOR TRUSTEE


                                     By: /s/ Horst W. Schroeder
                                         -------------------------------------
                                         Horst W. Schroeder, Trustee

                                     /s/ Isabel A. Lange
                                     -----------------------------------------
                                     Isabel A. Lange

                                     /s/ Bernd H. Schroeder
                                     -----------------------------------------
                                     Bernd H. Schroeder

                                     /s/ Gisela I. Schroeder
                                     -----------------------------------------
                                     Gisela I. Schroeder, Trustee of the Living
                                     Trust of Gisela I. Schroeder U/T/I Dated
                                     May 24, 1985

                                     WILLIAM T. WEBSTER, AS CUSTODIAN FOR
                                     WILLIAM T. WEBSTER, JR. UNDER THE MISSOURI
                                     UNIFORM TRANSFERS TO MINORS LAW


                                     By: /s/ Timothy S. Webster
                                        -------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact


                                     WILLIAM T. WEBSTER, AS CUSTODIAN FOR AUBREY
                                     A. WEBSTER, JR. UNDER THE MISSOURI UNIFORM
                                     TRANSFERS TO MINORS LAW


                                     By: /s/ Timothy S. Webster
                                         -------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact


                                     WILLIAM T. WEBSTER, AS CUSTODIAN FOR SAMUEL
                                     TIMOTHY WEBSTER UNDER THE MISSOURI UNIFORM
                                     TRANSFERS TO MINORS LAW

                                     By: /s/ Timothy S. Webster
                                         -------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact


                                     KIRSTIN D. WEBSTER AND JAMES A. HEETER, CO-
                                     TRUSTEES UNDER THE TIMOTHY S. WEBSTER
                                     FAMILY GIFT TRUST OF 1996, DATED SEPTEMBER
                                     27, 1996


                                     By: /s/ Timothy S. Webster
                                         -------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact


                                     WILLIAM T. WEBSTER


                                     By: /s/ Timothy S. Webster
                                         -------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact


                                     JULIE D. WEBSTER


                                     By: /s/ Timothy S. Webster
                                         -------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact

                                     ANNA CATHERINE WEBSTER


                                     By: /s/ Timothy S. Webster
                                         -------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact


                                     ERNEST JACK WEBSTER, JR.


                                     By: /s/ Timothy S. Webster
                                         -------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact


                                     PHILLIP A. DIBBLE


                                     By: /s/ Timothy S. Webster
                                         -------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact


                                     PHYLLIS KRUSE DIBBLE


                                     By: /s/ Timothy S. Webster
                                         -------------------------------------
                                         Timothy S. Webster, Attorney-in-Fact

                                     /s/ Timothy S. Webster
                                     -----------------------------------------
                                     Timothy S. Webster


                                     THOMPSON HOLDINGS, L.P.

                                     By:    THOMPSON HOLDINGS, INC.,
                                            AS GENERAL PARTNER


                                     By:  /s/ Richard C. Thompson
                                         -------------------------------------
                                         Richard C. Thompson, President


                                     /s/ Richard C. Thompson
                                     -----------------------------------------
                                     Richard C. Thompson
                                     (effective from and after the date of a
                                     receipt of Shares in connection with any
                                     distribution by Excelsior Investors,
                                     L.L.C.)

                                     /s/ Jerry Dear
                                     -----------------------------------------
                                     Jerry Dear

                                     /s/ Daniel Keller
                                     -----------------------------------------
                                     Daniel Keller

                                     /s/ Mike Willhoite
                                     -----------------------------------------
                                     Mike Willhoite

                                     /s/ David E. Watson
                                     -----------------------------------------
                                     David E. Watson

                                     /s/ Darrel Bailey
                                     -----------------------------------------
                                     Darrel Bailey

                                     /s/ Norman F. Abreo
                                     -----------------------------------------
                                     Norman F. Abreo

                                     /s/ David B. Potter
                                     -----------------------------------------
                                     David B. Potter


                                     JSS MANAGEMENT COMPANY LTD.


                                     By:
                                        --------------------------------------
                                     Its:
                                        --------------------------------------

                                     /s/ James A. Schlindwein
                                     -----------------------------------------
                                     James A. Schlindwein


                                     /s/ Suzanne S. Schlindwein

                                     -----------------------------------------
                                     Suzanne S. Schlindwein

                                    EXHIBIT A

                              CURRENT SHAREHOLDERS

------------------------------------------------------------------------------------------------------------------------
                                                                          CLASS A
                                                                           COMMON            COMMON
                         SHAREHOLDER                                       STOCK              STOCK              TOTAL
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Leveraged Equity Fund II, L.P..................            984,668                0              984,668
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Partners III, L.P......................            369,765                0              369,765
------------------------------------------------------------------------------------------------------------------------
MSCP III 892 Investors, L.P...................................             37,857                0               37,857
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Investors, L.P.........................             10,399                0               10,399
------------------------------------------------------------------------------------------------------------------------
Horst W. Schroeder............................................              3,314            7,369               10,683
------------------------------------------------------------------------------------------------------------------------
George K. Baum Group, Inc.....................................             13,258                0               13,258
------------------------------------------------------------------------------------------------------------------------
George K. Baum Capital Partners, L.P..........................             14,799                0               14,799
------------------------------------------------------------------------------------------------------------------------
George K. Baum Employee Equity Fund, L.P......................                900                0                  900
------------------------------------------------------------------------------------------------------------------------
Excelsior Investors, L.L.C....................................             53,971                0               53,971
------------------------------------------------------------------------------------------------------------------------
Citicorp Venture Capital, Ltd.................................             25,355          119,816              145,171
------------------------------------------------------------------------------------------------------------------------
CCT III Partners, L.P.........................................              4,476           21,144               25,620
------------------------------------------------------------------------------------------------------------------------
JSS Management Company, Ltd...................................              4,475                0                4,475
------------------------------------------------------------------------------------------------------------------------
James A. Schlindwein..........................................              2,323                0                2,323
------------------------------------------------------------------------------------------------------------------------
Suzanne S. Schlindwein........................................              1,161                0                1,161
------------------------------------------------------------------------------------------------------------------------
Jerry Dear....................................................                174                0                  174
------------------------------------------------------------------------------------------------------------------------
Daniel Keller.................................................                581                0                  581
------------------------------------------------------------------------------------------------------------------------
Mike Willhoite................................................                232                0                  232
------------------------------------------------------------------------------------------------------------------------
Timothy S. Webster............................................              2,604              875                3,479
------------------------------------------------------------------------------------------------------------------------
William Thomas Webster, as Custodian for
    Samuel Timothy Webster under the Missouri
    Uniform Transfers to Minors Law...........................                 50                0                   50
------------------------------------------------------------------------------------------------------------------------
Anna Catherine Webster........................................                 50                0                   50
------------------------------------------------------------------------------------------------------------------------
Phillip A. Dibble.............................................                 50                0                   50
------------------------------------------------------------------------------------------------------------------------
Phyllis Kruse Dibble..........................................                 50                0                   50
------------------------------------------------------------------------------------------------------------------------
Ernest Jack Webster, Jr.......................................                 50                0                   50


------------------------------------------------------------------------------------------------------------------------
                                                                          CLASS A
                                                                           COMMON            COMMON
                         SHAREHOLDER                                       STOCK              STOCK              TOTAL
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
David E. Watson...............................................              6,933            1,200                8,133
------------------------------------------------------------------------------------------------------------------------
Darrel Bailey ................................................              3,167              580                3,747
------------------------------------------------------------------------------------------------------------------------
Norman F. Abreo...............................................                847              330                1,177
------------------------------------------------------------------------------------------------------------------------
David B. Potter...............................................              2,124              330                2,454
------------------------------------------------------------------------------------------------------------------------
Isabel A. Lange...............................................                  0              500                  500
------------------------------------------------------------------------------------------------------------------------
Bernd H. Schroeder............................................                  0              500                  500
------------------------------------------------------------------------------------------------------------------------
William T. Webster, as Custodian for William
    T. Webster, Jr. under the Missouri Uniform
    Transfers to Minors Law...................................                 50                0                   50
------------------------------------------------------------------------------------------------------------------------
William T. Webster, as Custodian for Aubrey
    A. Webster under the Missouri Uniform
    Transfers to Minors Law...................................                 50                0                   50
------------------------------------------------------------------------------------------------------------------------
Kristen D. Webster and James A. Heeter, Co-
    Trustees under the Timothy S. Webster
    Family Gift Trust of 1996, Dated September
    17, 1996..................................................              1,904                0                1,904
------------------------------------------------------------------------------------------------------------------------
William T. Webster............................................                 50                0                   50
------------------------------------------------------------------------------------------------------------------------
Julie D. Webster..............................................                 50                0                   50
------------------------------------------------------------------------------------------------------------------------
Thompson Holdings, L.P........................................                  0          156,530              156,530
------------------------------------------------------------------------------------------------------------------------
Horst W. Schroeder, Trustee of the Living
    Trust of Horst W. Schroeder, Dated May 24,
    1985......................................................              8,000                0                8,000
------------------------------------------------------------------------------------------------------------------------
Gisela I. Schroeder, Trustee of the Living Trust
    of Gisela J. Schroeder U/T/I Dated May 24,
    1985......................................................                  0            1,860                1,860
------------------------------------------------------------------------------------------------------------------------
American Italian Pasta Company Retirement
    Savings Plan..............................................              5,088                0                5,088
                                                                            -----                -                -----
------------------------------------------------------------------------------------------------------------------------
                                                                        1,558,825          311,034            1,869,859
                                                                        =========          =======            =========
========================================================================================================================

                                    EXHIBIT B


American Italian Pasta Company
1000 Italian Way
Excelsior Springs, Missouri 64024
Attention:  Timothy S. Webster
Fax:  (816) 502-6090

with a copy to:

    Sonnenschein Nath & Rosenthal
    4520 Main Street, Suite 1100
    Kansas City, Missouri 64111
    Attention:  James A. Heeter, Esq.
    Fax:  (816) 531-7545

The Morgan Stanley Leveraged Equity Fund II, L.P.
Morgan Stanley Capital Partners III, L.P.
MSCP III 892 Investors, L.P.
Morgan Stanley Capital Investors, L.P.
c/o  Morgan Stanley Capital Partners
Attention:  Lawrence B. Sorrel
1221 Avenue of the Americas
New York, New York 10020
Facsimile No. (212) 762-7951

with a copy to:

    Davis Polk & Wardwell
    450 Lexington Avenue
    New York, New York  10017
    Attention:  Carole Schiffman, Esq.
    Fax:  (212) 450-4800

Thompson Holdings, L.P.
c/o  Richard C. Thompson
Thompson's Pet Pasta Products, Inc.
16 Kansas Avenue
Kansas City, Kansas  66105
Fax:  (954) 767-6046

with a copy to:

    Dufford & Brown, P.C.
    1700 Broadway
    Suite 1700
    Denver, Colorado 80290-1701
    Attn:  Edward D. White, Esq.
    Fax:  (303) 832-3804

Citicorp Venture Capital, Ltd.
CCT III Partners, L.P.
399 Park Avenue - 14th Floor
New York, New York 10043
Attention:  David Y. Howe
Fax: (212) 888-2940

Horst W. Schroeder, Trustee of the Living Trust of Horst W. Schroeder,
         U/T/A 5/24/85
Bernd H. Schroeder
Isabel A. Lange
c/o  Horst W. Schroeder
31 Battery Road
Hilton Head, South Carolina 29928
Facsimile No. (803) 671-4832

Timothy S. Webster
William T. Webster, as Custodian for William T. Webster, Jr.
William T. Webster, as Custodian for Aubrey A. Webster, Jr.
Kirstin D. Webster and James A. Heeter, Co-Trustees Under the Timothy S.
         Webster Family Gift Trust of 1996, Dated September 27, 1996 William T. Webster
Julie D. Webster
Anna Catherine Webster
Ernest Jack Webster, Jr.
Phillip A. Dibble
Phyllis Kruse Dibble
c/o Timothy S. Webster
American Italian Pasta Company
1000 Italian Way
Excelsior Springs, Missouri 64024
Facsimile No. (816) 502-6090
with a copy to:

         James M. Ash, Esq.
         Blackwell Sanders Weary Matheny & Lombardi L.C.
         Suite 1100
         Two Pershing Square, 2300 Main Street
         Kansas City, Missouri  64108
         Facsimile No. (816) 983-8080

Daniel Keller
8805 W. 131st Terrace
Leawood, Kansas  66209

Norman F. Abreo
Darrel Bailey
Jerry Dear
David B. Potter
David E. Watson
Mike Willhoite
c/o  American Italian Pasta Company
1000 Italian Way
Excelsior Springs, Missouri 64024
Facsimile No. (816) 502-6090

James A. Schlindwein
9165 Briar Forest
Houston, Texas 77024
Facsimile No. (713) 789-1557

Suzanne S. Schlindwein
JSS Management Company, Ltd.
c/o  James A. Schlindwein
9165 Briar Forest
Houston, Texas 77024-7222
Facsimile No. (713) 789-1557

George K. Baum Group, Inc.
George K. Baum Capital Partners, L.P.
George K. Baum Employee Equity Fund, L.P.
Excelsior Investors, L.L.C.
c/o  Mr. Jonathan Baum
George K. Baum Merchant Banc, LLC
120 West 12th Street
Suite 800
Kansas City, Missouri 64105

The American Italian Pasta Company Retirement Savings Plan
c/o  George K. Baum Trust Company
Attn: David Black
120 West 12th Street
Suite 800
Kansas City, Missouri 64105